SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                 October 6, 1997

                  -------------------------------------------

                              THERMO TERRATECH INC.
             (Exact name of Registrant as specified in its charter)


    Delaware                         1-9549                        04-2925807
    (State or other               (Commission)               (I.R.S. Employer
    jurisdiction of               File Number)         Identification Number)
    incorporation or
    organization)

    81 Wyman Street, P.O. Box 9046
    Waltham, Massachusetts                                         02254-9046
    (Address of principal executive offices)                       (Zip Code)


                                 (617) 622-1000
               (Registrant's telephone number including area code)
PAGE

                                                                     FORM 8-K

    Item 2.  Acquisition or Disposition of Assets

        On October 6, 1997 (the "Closing Date"), Thermo Remediation Inc. ("Thermo Remediation"), a majority-owned subsidiary of Thermo TerraTech Inc. (the "Company"), sold its 50% limited liability company interest in RETEC/TETRA, L.C., a Texas limited liability company (the "Joint Venture"), to TETRA Thermal, Inc. (the "Buyer"). Prior to this sale, the Buyer held the other 50% limited liability company interest in the Joint Venture. The Joint Venture, established in August 1992, engages in the business of installing and operating systems to process hazardous and nonhazardous wastes at petroleum refineries located primarily in the Gulf Coast region of the United States.
         The selling price for Thermo Remediation's interest in the Joint Venture was $8,825,000 in cash. The selling price is subject to post-closing adjustments in the event of certain further sales of interests in the Joint Venture or its assets within six months after the Closing Date. Under the terms of the agreement originally establishing the Joint Venture, either party to the agreement had the right to propose a value for a 50% interest in the Joint Venture (the "Proposing Party") and to cause the other party (the "Electing Party") either to (i) buy the Proposing Party's interest in the Joint Venture at such price or (ii) sell the Electing Party's interest in the Joint Venture to the Proposing Party at such price. The selling price was proposed by the Buyer and Thermo Remediation elected to sell the Buyer its interest in the Joint Venture at such selling price.
         The disposition was made pursuant to a Purchase and Sale Agreement (the "Agreement") executed on October 6, 1997, by and among Thermo Remediation's Remediation Technologies, Inc. and RETEC Thermal, Inc. subsidiaries, as well as the Buyer and its TETRA Technologies, Inc. affiliate. In the Agreement, the Buyer and its affiliate agreed, subject to certain exceptions, to indemnify Thermo Remediation and its subsidiaries against claims arising out of the operations, debts and liabilities of the Joint Venture arising both before and after the Closing Date. The terms of the Agreement were determined by arms' length negotiation among the parties.

                                        2PAGE

                                                                     FORM 8-K

    Item 7.   Financial Statements, Pro Forma Condensed Financial
              Information and Exhibits

             (a) Financial Statements

                 Not applicable.

             (b) Pro Forma Condensed Financial Information

        The following unaudited pro forma condensed statement of income sets forth the results of operations for the fiscal year ended March 29, 1997, and the three months ended June 28, 1997, as if the sale of the Company's investment in the Joint Venture had occurred at the beginning of fiscal 1997. The unaudited pro forma condensed balance sheet sets forth the financial position as of June 28, 1997, as if the sale of the Company's investment in the Joint Venture had occurred as of that date.
        The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the sale of the Company's investment in the Joint Venture been consummated at the beginning of fiscal 1997. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K for the fiscal year ended March 29, 1997, and Quarterly Report on Form 10-Q for the three months ended June 28, 1997.

                                        3PAGE

                                                                     FORM 8-K
                              THERMO TERRATECH INC.

               PRO FORMA CONDENSED STATEMENT OF INCOME (Unaudited)
                        Fiscal Year Ended March 29, 1997



                                          Thermo     Pro Forma
                                       TerraTech   Adjustments     Pro Forma
                                       ---------   -----------     ---------
                                      (In thousands except per share amounts)

    Revenues                           $278,503      $      -       $278,503
                                       --------      --------       --------
    Costs and Operating Expenses:
      Cost of revenues                  230,080             -        230,080
      Selling, general, and
        administrative expenses          35,466             -         35,466
      Product and new business
        development expenses              1,046             -          1,046
      Nonrecurring costs                  7,800             -          7,800
                                       --------      --------       --------
                                        274,392             -        274,392
                                       --------      --------       --------
    Operating Income                      4,111             -          4,111

    Interest Income                       7,253             -          7,253
    Interest Expense (includes $2,492
      to parent company)                (12,914)            -        (12,914)
    Gain on Issuance of Stock by
      Subsidiary                          1,475             -          1,475
    Loss on Sale of Assets               (1,482)            -         (1,482)
    Equity in Earnings of Unconsolidated
      Subsidiary                            865          (865)             -
    Other Income, Net                       401             -            401
                                       --------      --------       --------
    Loss Before Income Taxes and
      Minority Interest                    (291)         (865)        (1,156)
    Income Tax Provision                 (1,705)          346         (1,359)
    Minority Interest Income              1,834           163          1,997
                                       --------      --------       --------

    Net Loss                           $   (162)     $   (356)      $   (518)
                                       ========      ========       ========

    Loss per Share                     $   (.01)                    $   (.03)
                                       ========                     ========

    Weighted Average Shares              18,090                       18,090
                                       ========                     ========

                                        4PAGE

                                                                     FORM 8-K
                              THERMO TERRATECH INC.

          PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (Unaudited)
                        Three Months Ended June 28, 1997


                                        Thermo      Pro Forma
                                     TerraTech    Adjustments    Pro Forma
                                     ---------    -----------    ---------
                                   (In thousands except per share amounts)

   Revenues                            $72,519        $     -      $72,519
                                       -------        -------      -------
   Costs and Operating Expenses:
     Cost of revenues                   57,951              -       57,951
     Selling, general, and
       administrative expenses           9,938              -        9,938
     Product and new business
       development expenses                222              -          222
                                       -------        -------      -------
                                        68,111              -       68,111
                                       -------        -------      -------
   Operating Income                      4,408              -        4,408

   Interest Income                       1,403              -        1,403
   Interest Expense (includes $1,164
     to parent company)                 (3,133)             -       (3,133)
   Equity in Earnings of Unconsolidated
     Subsidiary                            118           (118)           -
   Other Income, Net                       204              -          204
                                       -------        -------      -------
   Income Before Income Taxes and
     Minority Interest                   3,000           (118)       2,882
   Income Tax Provision                 (1,399)            47       (1,352)
   Minority Interest Expense              (269)            21         (248)
                                       -------        -------      -------
   Net Income                          $ 1,332        $   (50)     $ 1,282
                                       =======        =======      =======

   Earnings per Share                  $   .08                     $   .07
                                       =======                     =======

   Weighted Average Shares              17,646                      17,646
                                       =======                     =======

                                        5PAGE

                                                                       FORM 8-K
                              THERMO TERRATECH INC.

                  PRO FORMA CONDENSED BALANCE SHEET (Unaudited)
                               As of June 28, 1997


                                             Thermo     Pro Forma
                                          TerraTech   Adjustments    Pro Forma
                                          ---------   -----------    ---------
                                                     (In thousands)

  ASSETS
  Current Assets:
    Cash and short-term investments       $ 45,973       $ 8,825     $ 54,798
    Accounts receivable, net                53,238             -       53,238
    Unbilled contract costs and fees        40,447             -       40,447
    Inventories                              2,447             -        2,447
    Prepaid income taxes                     7,484             -        7,484
    Prepaid expenses                         5,457             -        5,457
                                          --------       -------     --------
                                           155,046         8,825      163,871
                                          --------       -------     --------
  Property, Plant, and Equipment,
    at Cost, Net                            86,519             -       86,519
                                          --------       -------     --------
  Other Assets                              20,344        (5,768)      14,576
                                          --------       -------     --------
  Cost in Excess of Net Assets
    of Acquired Companies                   95,550             -       95,550
                                          --------       -------     --------
                                          $357,459       $ 3,057     $360,516
                                          ========       =======     ========

                                        6PAGE

                                                                       FORM 8-K
                              THERMO TERRATECH INC.

            PRO FORMA CONDENSED BALANCE SHEET (Unaudited) (continued)
                               As of June 28, 1997


                                            Thermo      Pro Forma
                                         TerraTech    Adjustments     Pro Forma
                                         ---------    -----------     ---------
                                                    (In thousands)

  LIABILITIES AND SHAREHOLDERS' INVESTMENT
  Current Liabilities:
    Notes payable and current maturities
      of long-term obligations            $ 44,351       $     -     $ 44,351
    Accounts payable                        13,735             -       13,735
    Accrued payroll and employee benefits   11,363             -       11,363
    Billings in excess of revenues earned    5,306             -        5,306
    Other accrued expenses                   9,651         1,223       10,874
    Due to parent company                    2,843             -        2,843
                                          --------       -------     --------
                                            87,249         1,223       88,472
                                          --------       -------     --------
  Deferred Income Taxes                      5,297             -        5,297
                                          --------       -------     --------
  Other Deferred Items                       1,009             -        1,009
                                          --------       -------     --------
  Long-term Obligations                    152,994             -      152,994
                                          --------       -------     --------
  Minority Interest                         29,635           551       30,186
                                          --------       -------     --------
  Shareholders' Investment:
    Common stock                             1,830             -        1,830
    Capital in excess of par value          62,426             -       62,426
    Retained earnings                       25,378         1,283       26,661
    Treasury stock, at cost                 (6,937)            -       (6,937)
    Cumulative translation adjustment       (1,431)            -       (1,431)
    Net unrealized gain on available-
      for-sale investments                       9             -            9
                                          --------       -------     --------
                                            81,275         1,283       82,558
                                          --------       -------     --------
                                          $357,459       $ 3,057     $360,516
                                          ========       =======     ========

                                        7PAGE

                                                                       FORM 8-K
                              THERMO TERRATECH INC.

                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)

 Note 1 - Basis of Presentation

     As described in Item 2 of this Form 8-K, the selling price is based on an estimate of the fair market value of the net assets sold and is subject to adjustment. To date, no information has been gathered that would cause the Company to believe that the final selling price will be materially different than the preliminary estimate.

 Note 2 - Pro Forma Adjustments to Pro Forma Condensed Statement of
          Income

 Equity in Earnings of Unconsolidated Subsidiary

      Represents the reversal of the Company's proportionate share of income from its investment in the Joint Venture.

 Income Tax Provision

     Represents a decrease in income taxes associated with the pro forma adjustment above, calculated at the Company's statutory income tax rate of 40%.

 Minority Interest Income (Expense)

      Represents Thermo Remediation's minority shareholders' interest in the pro forma adjustments above.

 Note 3 - Pro Forma Adjustments to Pro Forma Condensed Balance Sheet

 Cash and Short-term Investments

     Represents the proceeds from the sale of the Joint Venture.

 Other Assets

     Represents the Company's sale of its investment in the Joint Venture.

 Other Accrued Expenses

      Represents the tax effect related to the excess of the proceeds received by Thermo Remediation from the sale of its investment in the Joint Venture over the carrying value of its investment, calculated at the Company's statutory income tax rate of 40%.

 Minority Interest

     Represents the minority interest in the excess of the proceeds received by Thermo Remediation from the sale of its investment in the Joint Venture over the carrying value of the investment.

 Retained Earnings

      Represents the Company's share of the excess of the proceeds received by Thermo Remediation from the sale of its investment in the Joint Venture over the carrying value of the investment.
                                        8PAGE

                                                                       FORM 8-K



    Item 7.  Financial Statements, Pro Forma Condensed Financial
             Information and Exhibits (continued)

              (c)Exhibits

                 2.1 Purchase and Sale Agreement executed October 6, 1997, by and among Remediation Technologies, Inc., RETEC Thermal, Inc., TETRA Thermal, Inc. and TETRA Technologies, Inc. (schedules and exhibits to the agreement are omitted in reliance on Rule 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish such schedules and exhibits to the Commission supplementally upon request). (Filed on October 21, 1997 as Exhibit 2.1 to Thermo Remediation Inc.'s Current Report on Form 8-K dated October 6, 1997 [File No. 1-12636] and incorporated herein by reference.)

                 2.2 Assignment and Assumption Agreement executed October 6, 1997 by and among Remediation Technologies, Inc., RETEC Thermal, Inc., TETRA Thermal, Inc. and TETRA Technologies, Inc. (schedules and exhibits to the agreement are omitted in reliance on Rule 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish such schedules and exhibits to the Commission supplementally upon request). (Filed on October 21, 1997 as Exhibit 2.2 to Thermo Remediation Inc.'s Current Report on Form 8-K dated October 6, 1997 [File No. 1-12636] and incorporated herein by reference.)

                                        9PAGE

                                                                       FORM 8-K



                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 21st day of October 1997.



                                           THERMO TERRATECH INC.


                                           Paul F. Kelleher
                                           -------------------------------
                                           Paul F. Kelleher
                                           Chief Accounting Officer